POWER OF ATTORNEY



                  Each of the undersigned directors of OREGON METALLURGICAL CORPORATION, an Oregon corporation ("Company"), constitutes and appoints CARLOS
E. AGUIRRE and DENNIS P. KELLY, and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in his capacity as a director of the Company, to execute an annual report of the Company on Form 10-K for the fiscal year ended December 31, 1996 ("Report"), and any and all amendments, and to file such Report, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, ratifying and confirming all that the attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney, it being understood that the documents executed by such attorney-in-fact pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

                  IN WITNESS WHEREOF, each of the undersigned directors of the Company has executed this Power of Attorney as of February 28, 1997.



/s/ Howard T. Cusic                         Chairman, Board of Directors
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(Howard T. Cusic)

/s/ Gilbert. Bezar                          Director
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(Gilbert E. Bezar)

/s/ Thomas B. Boklund                       Director
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(Thomas B. Boklund)

/s/ Roger V. Carter                         Director
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(Roger V. Carter)

/s/ Nicholas P. Collins                     Director
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(Nicholas P. Collins)

/s/ David H. Leonard                        Director
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(David H. Leonard)

/s/ James S. Paddock                        Director
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(James S. Paddock)

/s/ James R. Pate                           Director
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(James R. Pate)